FTI Consulting, Inc. First Quarter 2017 Earnings Conference Call Exhibit 99.1

Cautionary Note About Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions, share repurchases and other matters, business trends and other information that is not historical, including statements regarding estimates of our future financial results. When used in this presentation, words such as "anticipates," "estimates," "expects," “goals,” "intends," "believes,” "forecasts,” “targets,” “objectives” and variations of such words or similar expressions, are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs, projections and growth targets are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates or growth targets will be achieved, and the Company's actual results may differ materially from our expectations, beliefs, estimates and growth targets. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, fluctuations in the price per share of our common stock, adverse financial, real estate or other market and general economic conditions, which could impact each of our segments differently, the pace and timing of the consummation and integration of past and future acquisitions, the Company's ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients and other risks described under the heading "Item 1A Risk Factors" in the Company's most recent Form 10-K filed with the SEC and in the Company's other filings with the SEC, including the risks set forth under "Risks Related to Our Reportable Segments" and "Risks Related to Our Operations.” We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

First Quarter 2017
Financial Review

All numbers in $000s, except for per share data and percentages

	Q1 2017	Q4 2016	% Variance	Q1 2016	% Variance	Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for Q1 2017 vs. Q1 2016
Consolidated Results						
Revenues	$ 446,344	$ 441,920	*1.0%*	$ 470,285	*(5.1%)*	*(3.4%)*
Net Income	$ 14,016	$ 7,101	*97.4%*	$ 30,181	*(53.6%)*	
Earnings Per Diluted Share	$ 0.34	$ 0.17	*100.0%*	$ 0.73	*(53.4%)*	
Adjusted Earnings Per Diluted Share [1]	$ 0.34	$ 0.24	*41.7%*	$ 0.83	*(59.0%)*	
Adjusted EBITDA[1]	$ 38,319	$ 30,344	*26.3%*	$ 68,857	*(44.3%)*	
Adjusted EBITDA Margin [1]	*8.6%*	*6.9%*	-	*14.6%*	-	
Segment Results						
Corporate Finance & Restructuring						
Revenues	$ 105,901	$ 113,354	*(6.6%)*	$ 127,156	*(16.7%)*	*(15.8%)*
Adjusted Segment EBITDA	$ 10,325	$ 16,282	*(36.6%)*	$ 31,603	*(67.3%)*	
Adjusted Segment EBITDA Margin	*9.7%*	*14.4%*	-	*24.9%*	-	
Forensic and Litigation Consulting						
Revenues	$ 111,406	$ 105,492	*5.6%*	$ 119,004	*(6.4%)*	*(5.6%)*
Adjusted Segment EBITDA	$ 13,521	$ 6,330	*113.6%*	$ 19,808	*(31.7%)*	
Adjusted Segment EBITDA Margin	*12.1%*	*6.0%*	-	*16.6%*	-	
Economic Consulting						
Revenues	$ 139,221	$ 129,270	*7.7%*	$ 130,731	*6.5%*	*9.0%*
Adjusted Segment EBITDA	$ 20,110	$ 19,048	*5.6%*	$ 21,319	*(5.7%)*	
Adjusted Segment EBITDA Margin	*14.4%*	*14.7%*	-	*16.3%*	-	
Technology						
Revenues	$ 46,087	$ 43,485	*6.0%*	$ 48,281	*(4.5%)*	*(3.4%)*
Adjusted Segment EBITDA	$ 7,804	$ 5,558	*40.4%*	$ 7,823	*(0.2%)*	
Adjusted Segment EBITDA Margin	*16.9%*	*12.8%*	-	*16.2%*	-	
Strategic Communications						
Revenues	$ 43,729	$ 50,319	*(13.1%)*	$ 45,113	*(3.1%)*	*1.2%*
Adjusted Segment EBITDA	$ 4,257	$ 8,401	*(49.3%)*	$ 6,108	*(30.3%)*	
Adjusted Segment EBITDA Margin	*9.7%*	*16.7%*	-	*13.5%*	-	

FTI CONSULTING

[1] See "Financial Tables" and "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definitions and reconciliations of Adjusted EBITDA and Adjusted Earnings per Diluted Share, which are non-GAAP financial measures, to the most directly comparable GAAP measures, and the definition of Adjusted EBITDA Margin.

3

First Quarter 2017 Select Cash Position and Capital Allocation Total debt excludes the reduction for deferred debt issue costs of $4.3 million and $5.0 million as of March 31, 2017 and 2016, respectively. See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliation of Free Cash Flow, which is a non-GAAP financial measure, to the most directly comparable GAAP measure. All numbers in $000s, except for DSOs

Financial Tables

Reconciliation of Net Income to Adjusted Net Income and Earnings Per Share to Adjusted Earnings Per Share: Three Months Ended March 31, 2017 and 2016, and December 31, 2016 See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition of Adjusted Net Income and Adjusted Earnings per Diluted Share, which are non-GAAP financial measures. EPS impact for three months ended March 31, 2017 and related tax impact for three months ended March 31, 2017 and 2016, and December 31, 2016, round to $0.00 per share. All numbers in $000s, except for per share data Three Months Ended March 31, 2017 Three Months Ended December 31, 2016 Three Months Ended March 31, 2016 Net income $14,016 $7,101 $30,181 Special charges - 3,634 5,061 Tax impact of special charges - (1,113) (1,792) Remeasurement of acquisition-related contingent consideration 166 423 980 Tax impact of remeasurement of acquisition-related contingent consideration (65) (165) (380) Adjusted Net Income (1) $14,117 $9,880 $34,050 Earnings per common share – diluted $0.34 $0.17 $0.73 Special charges - 0.09 0.12 Tax impact of special charges - (0.03) (0.04) Remeasurement of acquisition-related contingent consideration (2) - 0.01 0.02 Adjusted EPS – diluted (1) $0.34 $0.24 $0.83 Weighted average number of common shares outstanding – diluted 41,245 42,018 41,148

Reconciliation of Net Income and Operating Income to Adjusted EBITDA:
Three months ended March 31, 2017 and December 31, 2016

All numbers in $000s

Three Months Ended March 31, 2017	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$14,016**
Interest income and other							(605)
Interest expense							5,801
Income tax provision							7,877
Operating income	**$8,749**	**$11,924**	**$18,502**	**$4,440**	**$2,527**	**($19,053)**	**$27,089**
Depreciation and amortization	781	1,173	1,454	3,206	602	1,355	8,571
Amortization of other intangible assets	795	424	154	158	962	-	2,493
Remeasurement of acquisition-related contingent consideration	-	-	-	-	166	-	166
Adjusted EBITDA[1]	**$10,325**	**$13,521**	**$20,110**	**$7,804**	**$4,257**	**($17,698)**	**$38,319**

Three Months Ended December 31, 2016	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$7,101**
Interest income and other							(571)
Interest expense							5,983
Income tax provision							(1,832)
Operating income (loss)	**$14,741**	**$4,083**	**$17,452**	**($4,752)**	**$6,449**	**($27,292)**	**$10,681**
Depreciation and amortization	722	1,212	1,442	7,919	641	1,405	13,341
Amortization of other intangible assets	819	481	154	(77)	888	-	2,265
Special charges	-	554	-	2,468	-	612	3,634
Remeasurement of acquisition-related contingent consideration	-	-	-	-	423	-	423
Adjusted EBITDA[1]	**$16,282**	**$6,330**	**$19,048**	**$5,558**	**$8,401**	**($25,275)**	**$30,344**

(1) See "End Notes: FTI Consulting Financial Measures" for the definition of Adjusted EBITDA, which is a non-GAAP financial measure.

FTI CONSULTING 7

Reconciliation of Net Income and Operating Income to Adjusted EBITDA: Three months ended March 31, 2016 All numbers in $000s See “End Notes: FTI Consulting Financial Measures” for the definition of Adjusted EBITDA, which is a non-GAAP financial measure. Three Months Ended March 31, 2016 Corporate Finance & Restructuring Forensic and Litigation Consulting Economic Consulting Technology Strategic Communications Unallocated Corporate Total Net income $30,181 Interest income and other (2,557) Interest expense 6,229 Income tax provision 18,386 Operating income (loss) $30,076 $18,213 $20,211 ($1,180) $3,665 ($18,746) $52,239 Depreciation and amortization 722 1,079 925 3,784 519 942 7,971 Amortization of other intangible assets 805 516 183 158 944 - 2,606 Special charges - - - 5,061 - - 5,061 Remeasurement of acquisition-related contingent consideration - - - - 980 - 980 Adjusted EBITDA (1) $31,603 $19,808 $21,319 $7,823 $6,108 ($17,804) $68,857

Reconciliation of Net Cash Used in Operating Activities to Free Cash Flow: Three months ended March 31, 2017 and 2016 All numbers in $000s See “End Notes: FTI Consulting Financial Measures” for the definition of Free Cash Flow, which is a non-GAAP financial measure.

End Notes FTI Consulting Non-GAAP Data Reconciliations In the accompanying analysis of financial information, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with GAAP. Certain of these measures are considered “non-GAAP financial measures” under the SEC rules. Specifically, we have referred to the following non-GAAP measures in this presentation: Total Segment Operating Income Adjusted EBITDA Total Adjusted Segment EBITDA Adjusted EBITDA Margin Adjusted Net Income (Loss) Adjusted Earnings per Diluted Share Free Cash Flow We have included the definitions of Segment Operating Income (Loss) and Adjusted Segment EBITDA below in order to more fully define the components of certain non-GAAP financial measures in this presentation. We define Segment Operating Income (Loss) as a segment’s share of Consolidated Operating Income (Loss). We define Total Segment Operating Income (Loss), which is a non-GAAP financial measure, as the total of Segment Operating Income (Loss) for all segments, which excludes unallocated corporate expenses. We use Segment Operating Income (Loss) for the purpose of calculating Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of Consolidated Operating Income (Loss) before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of our segments because we believe it reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We define Adjusted Segment EBITDA Margin as Adjusted Segment EBITDA as a percentage of a segment’s revenues. We define Total Adjusted Segment EBITDA, which is a non-GAAP financial measure, as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We believe that the non-GAAP financial measures, which exclude the effects of remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges, when considered together with our GAAP financial results and GAAP measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of our operating results with the operating results of other companies. We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share, respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that this non-GAAP financial measure, which excludes the effects of the remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt, when considered together with our GAAP financial results, provides management and investors with an additional understanding of our business operating results, including underlying trends. We define Free Cash Flow as net cash provided by operating activities less cash payments for purchases of property and equipment. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company’s ability to generate cash for ongoing business operations and other capital deployment. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income.

Appendix

First Quarter 2017 Select Geographic Review

First Quarter 2017 and Full Year 2016 Awards & Accolades Forbes magazine named FTI Consulting to their inaugural list of America’s Best Management Consulting Firms in 17 categories (2016) Corporate Counsel names FTI Consulting a Top Service Provider in the Legal Industry and as the #1 Provider for Crisis Management, Litigation Valuation, Case Management Software and Corporate Investigations Support (2016) Named 2017 Global Turnaround Consulting Firm of the Year for the third consecutive year and awarded 20 Turnaround Atlas Awards by the Global M&A Network (2015-2017) FTI Consulting honored with 16 M&A Advisor Turnaround Awards (2017) Ranked #1 Crisis Management Firm by The Deal Pipeline consecutively for the last nine years(2007-2016) FTI Consulting and Compass Lexecon Recognized as Most Highly Regarded Firms in Who’s Who Legal: Consulting Experts Guide – the first edition ever; FTI Consulting and Compass Lexecon had the most experts named with 98 from 12 countries in 24 cities across the globe (2016) Who’s Who Legal named Compass Lexecon the Competition Economist Firm of the Year for two consecutive years (2015-2016) Most professionals by firm named in Global Arbitration Review's list of "The International Who's Who of Commercial Arbitration" for six consecutive years – the 2016 list included 19 experts from FTI Consulting and 15 experts from Compass Lexecon (2011-2016)

First Quarter 2017 and Full Year 2016 Awards & Accolades (continued) Fourteen FTI Consulting professionals recognized as Leading Forensic Accountants and Digital Forensic Experts by Who’s Who Legal: Investigations 2017 list (2017) Sixteen FTI Consulting professionals recognized as Leading Construction Expert Witnesses by Who’s Who Legal: Construction Experts 2017 list (2017) FTI Consulting recognized as the top Intellectual Property Litigation Consulting Firm in the 2016 Best of The National Law Journal reader rankings, also named a leading Litigation Valuation Provider, Jury Consultant, Demonstrative Evidence Provider and Trial Technology “Hot Seat” Provider by The National Law Journal readers (2016) Health Solutions practice honored with an Association of Management Consulting Firm’s 2016 Spotlight Award in the Operating Model Design category for our work with Children’s National Health System (2016) Named to 100 Companies That Matter in Knowledge Management list for sixth consecutive years by KMWorld magazine (2000-2016) Recognized as top data visualization solution provider by CIOReview (2016) Named PR Firm of the Year by the M&A Atlas Awards (2014-2016) Winner of two top awards at the 2016 PRCA City and Financial PR Awards event for the “Best Crisis Communications Campaign” and “Best Social Media Campaign” (2016)